UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 27, 2012 (March 22, 2012)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset-Backed Note Offering

On March 22, 2012, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary (the “Issuer”) issued $750 million of asset-backed securities with maturities of approximately three and five years, comprised of (i) $282.7 million aggregate principal amount of Series 2012-1 2.054% Rental Car Asset Backed Notes, Class A and $42.3 million aggregate principal amount of Series 2012-1 3.241% Rental Car Asset Backed Notes, Class B (together, the “Series 2012-1 Notes”) and (ii) $369.7 million aggregate principal amount of Series 2012-2 2.802% Rental Car Asset Backed Notes, Class A and $55.3 million aggregate principal amount of Series 2012-2 3.887% Rental Car Asset Backed Notes, Class B (together, the “Series 2012-2 Notes”, and, together with the Series 2012-1 Notes, the “Notes”).  The Issuer issued the Series 2012-1 Notes under the Series 2012-1 Supplement (the “Series 2012-1 Supplement”) dated March 22, 2012, between the Issuer and The Bank of New York Mellon Trust Company, N.A. (“BNYMellon”), as trustee and as Series 2012-1 Agent, to the Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, as amended, between the Issuer and BNYMellon, as trustee.  The Issuer issued the Series 2012-2 Notes under the Series 2012-2 Supplement (the “Series 2012-2 Supplement”) dated March 22, 2012, between the Issuer and BNYMellon, as trustee and as Series 2012-2 Agent, to the Base Indenture.

The Notes are secured under the Base Indenture primarily by vehicles in our domestic fleet and other related assets.  The foregoing summary of the Notes is qualified in its entirety by reference to the full text of the Series 2012-1 Supplement and the Series 2012-2 Supplement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.  A copy of the press release announcing the issuance of the Notes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Certain initial purchasers of the Notes, and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Series 2012-1 Supplement, dated as of March 22, 2012, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2012-1 Agent.
10.2	Series 2012-2 Supplement, dated as of March 22, 2012, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2012-2 Agent.
99.1	Press Release dated March 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Bryon L. Koepke
Name: Bryon L. Koepke Title: Senior Vice President and Chief Securities Counsel

Date: March 27, 2012

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 27, 2012 (March 22, 2012)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Series 2012-1 Supplement, dated as of March 22, 2012, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2012-1 Agent.
10.2	Series 2012-2 Supplement, dated as of March 22, 2012, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2012-2 Agent.
99.1	Press Release dated March 23, 2012.